UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

December 5, 2016 (December 5, 2016)

Date of Report (Date of earliest event reported)

VALUE EXCHANGE INTERNATIONAL, INC.

(formerly, “SINO PAYMENTS, INC.”)

(Exact name of Registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

7/F., DartonTower

142 WaiYip Street, Kwun Tong

Kowloon, Hong Kong

(Address of principal executive offices) (Zip Code)

(852) 2950 4288

(Registrant’s telephone number, including area code)

Copy of all Communications to:

Paul W. Richter, Esq.

PW Richter, plc

3901 Dominion Townes Circle

Richmond, Virginia 23223

Telephone: (804) 644-2182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Matters

Effective December 5, 2016, the Common Stock of Value Exchange International, Inc., a Nevada corporation, (formerly known as “Sino Payments, Inc.”) started quotation on The OTC Markets Group, Inc. QB Tier under the trading symbol “VEII.”

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

NUMBER EXHIBIT

DESCRIPTION

99.1

December 5, 2016 Press Release issued by Value Exchange International, Inc. regarding Quotation of Value Exchange International, Inc. Common Stock on OTC QB

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2016

SINO Payments, Inc.

/s/ Kenneth Tan

By: Kenneth Tan

Title: Chief Executive Officer

EXHIBIT INDEX

NUMBER EXHIBIT

DESCRIPTION

99.1

December 5, 2016 Press Release issued by Value Exchange International, Inc. regarding Quotation of Value Exchange International, Inc. Common Stock on OTC QB

3